Chart Industries, Inc. Piper Jaffray August 14, 2014 © 2014 Chart Industries, Inc. Exhibit 99.1

Disclosure © 2014 Chart Industries, Inc. Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “may”, “might”, “should”, “will”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “project”, “forecast”, “outlook”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements. These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves; a delay, significant reduction in or loss of purchases by large customers; a delay in the anticipated timing of LNG infrastructure build out or respiratory therapy demand recovery; fluctuations in energy prices; the potential for negative developments in the natural gas industry related to hydraulic fracturing; competition; changes in government energy policy or failure of expected changes in policy to materialize; the Company’s ability to successfully manage its costs and growth, including its ability to successfully manage operational expansions; economic downturns and deteriorating financial conditions; our ability to manage our fixed-price contract exposure; our reliance on key suppliers and potential supplier failures or defects; the modification or cancellation of orders in our backlog; our ability to successfully acquire or integrate new product lines or businesses; changes in government healthcare regulations and reimbursement policies; general economic, political, business and market risks associated with the Company’s global operations and transactions; changes in regulations governing the export of the Company’s products; litigation and disputes involving the Company, including product liability, contract, warranty, employment, intellectual property and environmental claims; the adequacy of our warranty reserves; the loss of key employees and deterioration of employee or labor relations; fluctuations in foreign currency exchange and interest rates; the financial distress of third parties; the regulation of our products by the U.S. Food & Drug Administration and other governmental authorities; the pricing and availability of raw materials; our ability to protect our intellectual property; potential future impairment of the Company’s goodwill and other intangibles; the cost of compliance with environmental, health and safety laws; technological security threats; additional liabilities related to taxes; the impact of severe weather; risks associated with our indebtedness, leverage, debt service and liquidity; and volatility and fluctuations in the price of the Company’s stock. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully. Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. 2

Company Overview Asia 33% U.S. 41% Americas (Non-US) 7% RoW 3% Europe 16% FY 2013 Sales by Segment Energy 53% BioMedical 23% General Industrial 24% FY 2013 Sales by Region FY 2013 Sales by End-User Energy & Chemicals 27% Distribution & Storage 50% BioMedical 23% © 2014 Chart Industries, Inc.  Technology leader that provides high-end equipment to the energy industry, which is the largest end-user of Chart’s products  One of the leading suppliers in all primary markets served  Global footprint for our operations on four continents with approximately 5,300 employees  More than half of sales outside the U.S. and more than half made to the energy industry Chart Industries is a leading global manufacturer of highly engineered cryogenic equipment for the energy, industrial gas, and biomedical industries 3

Energy & Chemicals (E&C) Overview © 2014 Chart Industries, Inc. Middle East 6% Natural Gas Processing 51% Air Separation 9% FY 2013 Sales by Industry Segment / Region Highlights  Technology leader – providing heat exchangers and cold boxes critical to LNG, Olefin petrochemicals, natural gas processing and industrial gas applications  Separation, liquefaction and purification of hydrocarbon and industrial gases  Market leader – leading industry positions worldwide  Manufacturing leader – a key global supplier of mission- critical LNG equipment Americas (Non-US) 3% RoW 2% Asia 44% U.S. 45% LNG 36% Other 4% Nat u ral G as P rocessin g LN G 4

Distribution & Storage (D&S) Overview © 2014 Chart Industries, Inc. FY 2013 Sales by Industry Segment / Region Highlights  Balanced customer base – 51% of segment sales derived from products used in energy applications, including LNG  Strategic footprint – manufacturing located near growing end markets and in lower-cost countries  Positioned to capitalize on strong expected LNG growth  Continued investment in key global manufacturing facilities LNG 32% Energy 19% Healthcare 5% Food/ Beverage 6% Americas (Non-US) 5% RoW 2% Asia 36% U.S. 39% Europe 18% In d us tria l Manufacturing/ Fabrication 33% Electronics 5% LN G F o o d / Be v erag e 5

BioMedical Overview



Healthcare
Life Sciences
Environmental

FY 2013 Sales by Industry Segment / Region



Other 3%
Environmental 5%
Life Sciences 23%
Healthcare 69%
Americas (Non-US) 6%
RoW 8%
U.S. 40%
Asia 15%
Europe 31%

Highlights

- Increase in oxygen respiratory therapy expected, once impact of Medicare competitive bidding process on U.S. market consolidation is complete
- Life science based research expected to increase, led by international markets
- End uses include: home healthcare and nursing homes, hospitals and long-term care, biomedical and pharmaceutical research, and animal breeding

© 2014 Chart Industries, Inc.
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Global Manufacturing © 2014 Chart Industries, Inc.  Operating leverage provides the flexibility to expand and reduce capacity as needed  Major manufacturing locations include:  North America - Georgia and Minnesota for D&S and BioMedical; also New York for BioMedical; Wisconsin, Louisiana and Oklahoma for E&C  Europe - Czech Republic and Germany for D&S  Asia - China for E&C, D&S and BioMedical  Ramping up the expansion of E&C brazed aluminum heat exchanger facility in Wisconsin. In addition, the acquisition and construction of brazed aluminum heat exchanger capacity in China and recently approved expansion in D&S China are currently in process Manufacturing facilities are strategically located in lower-cost countries and near centers of demand Corporate Energy & Chemicals Distribution & Storage BioMedical Asia-Pacific Europe North America 7

CHART
GTLS: GAS TO LIQUID SYSTEMS.

Benefits of Using Natural Gas



Economics

- ✓ Crude oil / natural gas spread continues to be significant in U.S.
- ✓ Lower expected costs for a range of energy consumers



Gas/Oil spread assuming $3.93/mmBTU gas price*
22.80
97.00
Nat Gas (BOE)
Oil (WTI) Aug 2014



Levelized electricity costs (cents per kWh, 2020)
Coal 12.2
Nuclear 10.3
Wind 8.6
Gas 6.8
Capital/Fixed Costs
Variable/Fuel/Trans. Costs
Source: EIA (AEO 2013)



Emissions

- ✓ The cleanest fossil fuel
- ✓ About ½ of CO_2 emissions vs. coal
- ✓ Power gen. produces minimal sulfur oxides and particulates



Emissions levels per 1 BTU (relative to coal)
56
79
100
20
98
100
0
43
100
CO_2
NO_x
SO_2
Gas
Oil
Coal
Source: EIA



Energy Independence

- ✓ Ample reserves both domestically and globally
- ✓ Reduced reliance on oil
- ✓ Growth of unconventional sources



Domestic Shale Reserves
Bakken
Marcellus
Barnett
Fayetteville
Eagle Ford
Haynesville-Bossier
Source: EIA

*BOE = Barrel of Oil Equivalent based on 1 Bbl = 5800 cu ft of gas

© 2014 Chart Industries, Inc.
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LNG Value Chain Uniquely positioned to address the entire LNG Value Chain – liquefaction, distribution, storage and end-use – Chart brings many years of experience in LNG solutions to our customers, facilitating the use of a clean-burning, safe fuel alternative to diesel into the future.  Pre-treatment  Baseload LNG  Small/ Mid-Scale LNG Liquefaction  Commercial  Residential  Power Generation  Transportation  Satellite Storage  Bulk LNG Tanks  MicroBulk Applications  Trailers & Mobile Equipment  Rail Cars  Virtual Pipeline Distribution Storage End Use LNG Fuel use predicted to increase, particularly in high fuel consumption applications such as drill rigs, truck, marine, mining and locomotives. © 2014 Chart Industries, Inc. 9

Historical Revenue Trends © 2014 Chart Industries, Inc. 266 269 390 476 593 138 324 319 215199148 205+28% 2013 $1,177 2012 $1,014 2011 $795 2010 $555 2013 +115% $307 2012 $162 2011 $54 2010 $31 BioMed E&C D&S LNG Sales ($MM) Consolidated Sales ($MM) 26% 16% 7% 6% LNG % of Total Revenue CAGR CAGR Chart continues to see overall revenue growth in the business by more than doubling sales over the last 4 years. LNG is the highest growing sales area across all regions. 10

Historical Orders and Backlog © 2014 Chart Industries, Inc. 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Q3 12 Q1 12 Q1 13 Q1 11 Q3 10 Q3 13 Q1 14 Q3 11 E&C BioMed D&S 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Q1 14 Q1 13 Q1 12 Q3 13 Q3 11 Q3 10 Q1 11 Q3 12 Quarterly Orders ($MM) Quarter-end Backlog ($MM) 11

Summary of Investment Highlights © 2014 Chart Industries, Inc.  Attractive industry with long-term customer relationships  Solid platform with worldwide presence and leading industry positions in all segments  Solid organic earnings should provide substantial free cash flow and good liquidity  Permit continued accretive organic and inorganic growth  Exploit LNG and NG growth  Opportunities with global infrastructure build-out  New product development  Expanded new business and inorganic pipeline  Revolving credit facility provides significant liquidity  Low cost long-term debt  Low net debt to EBITDA ratio provides financing opportunities for organic expansion and acquisitions Chart continues to represent a unique investment opportunity to capitalize on global energy demand, growth in natural gas and LNG use Positioned for Growth Very Stable Business Model Strong Balance Sheet Flexible / Low Cost Capital Structure 12

© 2014 Chart Industries, Inc. www.chartindustries.com